DELAWARE GROUP® GOVERNMENT FUND

Delaware Inflation Protected Bond Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B and Class C Prospectus
dated November 27, 2009

The following replaces footnote 6 under the table entitled, "What are the Fund’s fees and expenses?" in the section entitled, "Fees and expenses” on page 6:

6
The Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 0.55% of the Fund's average daily net assets from December 1, 2009 until such time as the voluntary expense cap is discontinued. After giving effect to the Manager's voluntary waiver, the total annual fund operating expenses for the Fund's Class A, Class B, and Class C shares are 0.80%, 1.55%, and 1.55%, respectively. The Manager's fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect the Manager’s voluntary expense cap.

Please keep this Supplement for future reference.

This Supplement is dated December 22, 2009.